Finance Expenses, Net	12 Months Ended
Dec. 31, 2018
Finance Expenses Net
FINANCE EXPENSES, NET

NOTE 18 - FINANCE EXPENSES, NET:

	Year ended December 31
	2018	2017	2016
	U.S. dollars in thousands
Finance expenses:
Bank fees	(20)	(15)	(12)
Issuance expenses	(517)	(242)	-
Changes financial liabilities at fair value through profit or loss	(2,839)	(718)	(1,842)
Exchange differences	(120)	-	-
Total finance expenses	(3,496)	(975)	(1,854)

Financing income:
Changes in financial liabilities at fair value through profit or loss	945	2,697	205
Interest received from institutions	10	9	2
Exchange differences	-	253	75
Total financing income	955	2,959	282
Financing income (expenses), net	(2,541)	1,984	(1,572)